Exhibit 99.1

KPMG LLP 1676 International Drive Mclean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

BMW Financial Services NA, LLC (the “Company”)
J.P. Morgan Securities LLC
(together, the “Specified Parties”)

Re:      BMW Vehicle Owner Trust 2018-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file containing information related to 54,409 automobile retail installment sale contracts as of November 30, 2017 (the “Cutoff Date”) provided by the Company on December 7, 2017 (the “Data File”), and (ii) an electronic data file containing information related to the Selected Loans (defined below) as of the Cutoff Date provided by the Company on December 11, 2017 (the “XML Data File”) pertaining to the portfolio of automobile retail installment sale contracts which we were informed are intended to be included as collateral in the offering of BMW Vehicle Owner Trust 2018-A, Asset-Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and XML Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the Source Documents indicated in the procedure and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Title Documents” means the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form.

•
The term “Source Documents” means the Motor Vehicle Installment Sale Contract; Modification Letter; Customer’s Billing Statement; Title Documents; Credit Application; and information obtained from the Company’s Customer Express System, Company’s Funding System, Loan Center System, and Credit Flow System provided by the Company.

I.	The Selected Loans

We randomly selected 100 automobile retail installment sale contracts from the Data File as instructed by the Company and listed in Exhibit A, attached hereto (the “Selected Loans”).  For the purpose of this procedure, the Company did not inform us as to the basis for how they selected the number of automobile retail installment sale contracts that we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

II.	Data File

For each Selected Loan, we compared or recomputed the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents, utilizing instructions provided by the Company (as applicable). Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.

Attribute	Source Document(s)/Instruction

First Payment Date	Motor Vehicle Installment Sale Contract

Original Amount Financed	Motor Vehicle Installment Sale Contract

Current Principal Balance	Company’s Customer Express System

New/Used Classification
Motor Vehicle Installment Sale Contract

For purposes of comparing the New/Used Classification, we were instructed by the Company to deem the vehicle classification to be “New” if the motor vehicle was a service loaner car.

Interest Rate	Motor Vehicle Installment Sale Contract or Modification Letter

Monthly Base Payment Amount	Motor Vehicle Installment Sale Contract or Modification Letter

Maturity Date
Company’s Customer Express System

For purposes of comparing the Maturity Date, we were instructed by the Company to deem the Maturity Date to be in agreement if the difference was not greater than 1 day.

State of Registration	Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form

Vehicle Identification Number	Motor Vehicle Installment Sale Contract

Vehicle Model Year	Motor Vehicle Installment Sale Contract

Adjusted Manufacturer’s Suggested Retail Price	Company’s Funding System

FICO Credit Score	Company’s Funding, Loan Center, or Credit Flow Systems

Remaining Term to Maturity
We recomputed the Remaining Term to Maturity using the First Payment Date contained in the Motor Vehicle Installment Sale Contract, the Maturity Date contained in the Company’s Customer Express System, and the Cutoff Date.

Days Past Due
We recomputed the Days Past Due as follows:

(i)              if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the number of days past due as the number of days between and including the Cutoff Date

Attribute	Source Document(s)/Instruction

and the due date set forth in the Company’s Customer Express System; and

(ii)           if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the number of days past due is zero.

We found the information listed above regarding the Selected Loans to be in agreement with the corresponding information in the respective Source Documents noted above.

A.
We observed the Title Documents in each of the customer files noting the Company’s security interest (lien) in the motor vehicle was evidenced as “BMW Bank of North America” and named as the owner of the vehicle on any of the observed Title Documents.  We did not perform any procedures to determine if the Title Documents complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

B.	We observed the original Motor Vehicle Installment Sale Contract and observed that each agreement was signed. We make no representation regarding the authenticity of the signatures.

III.	XML Data File

At the request of the Specified Parties, for each Selected Loan, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the Source Documents, utilizing instructions provided by the Company (as applicable). Where more than one Source Document is listed, we compared the Source Documents in the order listed below until such attribute was agreed.

Attribute	Source Document(s)/Instruction

Loan Number	Company’s Customer Express System

Origination Date	Motor Vehicle Installment Sale Contract

Original Loan Amount	Motor Vehicle Installment Sale Contract

Original Loan Term	Motor Vehicle Installment Sale Contract

Loan Maturity Date	Company’s Customer Express System For purposes of comparing the Loan Maturity Date, we were instructed by the Company to compare the month and year of the Maturity Date.

Original First Payment Date	Motor Vehicle Installment Sale Contract For purposes of comparing the Original First Payment Date, we were instructed by the Company to compare the month and year of the Original First Payment Date.

Subvented (Yes/No)	Company’s Funding System or Loan Center System For the purposes of identifying if a loan is not subvented, we were instructed by the Company to perform the following procedure:

Attribute	Source Document(s)/Instruction

(i)             Using the Company’s Funding System, if the rate type is either “New Standard” or “Used Standard,” the loan was not considered subvented.

For purposes of identifying if a loan is subvented, we were instructed by the Company to perform the following procedures:

(i)             Using the Company’s Funding System, if the rate type is “Sales Support,” the loan was considered subvented.

(ii)          Using the Company’s Funding System, if the rate type was not “Sales Support,” we noted if there was an account rate adjustment.  If there was an account rate adjustment, the loan was considered subvented.

Vehicle Model Name	Company’s Customer Express System

Vehicle Model Year	Motor Vehicle Installment Sale Contract

Vehicle Type Code	Motor Vehicle Installment Sale Contract or Credit Application

Original Vehicle Value Amount	Company’s Funding System

Obligor Credit Score	Company’s Funding, Loan Center, or Credit Flow Systems

Co-signor Indicator (Yes/No)	Company’s Customer Express System

Obligor Geographic Location	Certificate of Title, Application for Title, Lien Statement, Electronic Title Document, or Title Request Form

Remaining Term Number
We recomputed the Remaining Term Number using the Original First Payment Date contained in the Motor Vehicle Installment Sale Contract, the Loan Maturity Date contained in the Company’s Customer Express System, and the Cutoff Date.

Monthly Base Payment Amount (REPORTING_PERIOD_SCHED_PYMNT)	Motor Vehicle Installment Sale Contract or the Modification Letter

Current Delinquency Status
We recomputed the Current Delinquency Status as follows:

(i)              if the paid through date set forth in the Company’s Customer Express System was prior to the due date set forth in the Company’s Customer Express System, we recomputed the current delinquency status as the number of days between and including the Cutoff Date and the due date set forth in the Company’s Customer Express System and

(ii)          if the paid through date set forth in the Company’s Customer Express System was on or after the Cutoff Date, we were instructed by the Company to assume the current delinquency status was zero.

We found the information listed above regarding the Selected Loans to be in agreement with the corresponding information in the respective Source Documents noted above.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions, instructions, and information indicated in the Data File, XML Data File, Source Documents and provided by the Company without verification or evaluation of such methodologies, assumptions, or information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, or information provided to us by the Company, (ii) the physical existence of the automobile retail installment sale contracts, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the automobile retail installment sale contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such automobile retail installment sale contracts being securitized, (iii) the compliance of the originator of the automobile retail installment sale contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the automobile retail installment sale contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA
January 2, 2018

Exhibit A – The Selected Loans

Selected Loan Number	Loan Number	Selected Loan Number	Loan Number	Selected Loan Number	Loan Number
1	****745652	34	****482990	67	****416769
2	****800488	35	****618341	68	****484138
3	****418219	36	****682674	69	****002820
4	****453779	37	****533440	70	****639920
5	****810017	38	****139202	71	****418377
6	****679736	39	****563072	72	****431023
7	****458693	40	****498929	73	****695160
8	****700546	41	****396386	74	****659075
9	****264131	42	****991934	75	****627915
10	****052986	43	****297696	76	****882403
11	****595065	44	****751866	77	****556035
12	****801311	45	****063622	78	****556622
13	****808124	46	****241197	79	****634631
14	****625178	47	****732369	80	****535767
15	****557543	48	****799784	81	****631082
16	****630251	49	****720063	82	****488142
17	****450627	50	****468003	83	****794429
18	****389036	51	****085335	84	****486566
19	****529407	52	****518354	85	****499858
20	****511707	53	****475395	86	****529944
21	****841702	54	****395192	87	****529953
22	****968531	55	****705290	88	****697821
23	****740880	56	****753478	89	****741174
24	****839583	57	****844724	90	****766930
25	****832047	58	****655255	91	****426053
26	****859196	59	****463257	92	****464255
27	****705556	60	****706503	93	****451281
28	****812381	61	****394812	94	****530279
29	****681180	62	****863088	95	****555592
30	****507767	63	****681488	96	****496748
31	****726570	64	****478887	97	****417265
32	****564777	65	****647460	98	****656359
33	****668810	66	****403547	99	****785271
				100	****428353